SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant |x|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|x| Preliminary Proxy Statement
|_| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           DECORATOR INDUSTRIES, INC.
                           --------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

|x| No fee Required
|_| $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
|_| $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

   -----------------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:

   -----------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   -----------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:

   -----------------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

-----------
*Set forth the amount on which the filing fee is calculated and state how it was determined.

Preliminary Copy




                           DECORATOR INDUSTRIES, INC.
                              10011 Pines Boulevard
                            Pembroke Pines, FL 33024


                           NOTICE OF ANNUAL MEETING OF
                      STOCKHOLDERS TO BE HELD JUNE 12, 1998





TO THE STOCKHOLDERS OF DECORATOR INDUSTRIES, INC.

      Notice is hereby given that the annual meeting of the stockholders of Decorator Industries, Inc. will be held on the 40th Floor, One Oxford Centre, Pittsburgh, Pennsylvania, on June 12, 1998 at 9:30 A.M., local time, for the purpose of:

      (a) Electing three directors.

      (b) Voting upon a proposal to amend the Articles of Incorporation to increase the authorized Common Stock from 5,000,000 shares to 10,000,000 shares.

      (c) Transacting such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors fixed the close of business on April 15, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the annual meeting.

      A copy of the Company's annual report to stockholders for the fiscal year ended January 3, 1998 is furnished herewith.

      PLEASE SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED. NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES. YOUR PROMPT COMPLIANCE WITH THIS REQUEST WILL BE APPRECIATED AND WILL ASSIST IN OBTAINING A QUORUM. YOUR PROXY MAY BE WITHDRAWN AT ANY TIME PRIOR TO ITS EXERCISE BY GIVING NOTICE TO THE UNDERSIGNED.




                                           By Order of the Board of Directors

                                                    JEROME B. LIEBER
                                                        Secretary

May 6, 1998

                                 PROXY STATEMENT


                           DECORATOR INDUSTRIES, INC.
                              10011 Pines Boulevard
                            Pembroke Pines, FL 33024



                                   May 6, 1998


     This statement is furnished in connection with the solicitation of proxies to be used at the annual meeting of stockholders of Decorator Industries, Inc. (the "Company"), to be held June 12, 1998 at the place and time and for the purposes set forth in the foregoing Notice of Annual Meeting, and at any adjournment thereof. This proxy statement and the enclosed form of proxy and annual report for 1997 were mailed to stockholders on or about May 6, 1998.

     Proxies in the form enclosed are solicited on behalf of the Board of Directors of the Company. The cost of preparing, assembling and mailing the notice of annual meeting, proxy statement and form of proxy is to be borne by the Company. In addition to the solicitation of proxies by use of the mails, directors, officers or other employees of the Company may solicit proxies personally or by telephone or telegraph and the Company may request certain persons holding stock in their names or in the names of their nominees to obtain proxies from and send proxy material to the principals and will reimburse such persons for their expenses in so doing.

     The accompanying proxy may be revoked by the stockholder at any time prior to its use by giving notice of such revocation either personally or in writing to Jerome B. Lieber, Secretary of the Company, 40th Floor, One Oxford Centre, Pittsburgh, PA 15219. Unless the proxy shall have been properly revoked, the shares represented by proxies in the enclosed form will be voted. Each such proxy will be voted as directed, but if no direction is indicated, it will be voted FOR the election of the Board of Directors' nominees named below, either by the same number of votes being cast for each nominee or cumulatively, in the discretion of the named proxies, and for the proposed amendment to the Articles of Incorporation.

     Only holders of record of the Company's Common Stock, par value $.20 per share ("Common Stock"), at the close of business on April 15, 1998 will be entitled to vote at the meeting. As of April 15, 1998, there were 2,926,166 shares of Common Stock outstanding, the holders of which are entitled to one vote per share, except for cumulative voting in the election of directors, as explained below. As of that date, approximately 3,005 shares of Common Stock were issuable upon surrender of the old $.10 par value shares which had not as yet been exchanged for Common Stock pursuant to the one-for-two reverse stock split of July 30, 1982. The $.10 par value shares may not be voted. The $.20 par value stock to which the holders of the old $.10 par value stock are entitled, together with the accrued cash dividends thereon, are in the process of being escheated to the proper states as unclaimed property.

     A quorum for the transaction of business at the annual meeting will require the presence, in person or by proxy, of stockholders entitled to cast at least a majority of the total number of votes entitled to be cast on a particular matter to be acted upon at the meeting. Directors will be elected at the meeting by a plurality of the votes cast, and adoption of the proposed amendment to the Articles of Incorporation will require the affirmative vote of a majority of the votes cast thereon. Abstentions and broker non-votes are counted as shares present for determination of a quorum but are not counted as affirmative or negative votes and are not counted in determining the number of votes cast on any matter.

     Stockholders are entitled to cumulative voting in the election of directors, which means that a stockholder is entitled to a number of votes equal to the number of shares held by such stockholder multiplied by the number of directors to be elected, and such stockholder may cast all of such votes for one nominee or distribute them among the three nominees.


                              ELECTION OF DIRECTORS

     The Board of Directors consists of three classes of directors with staggered terms. A purpose of the meeting is the election of three directors to serve for a term of three years. The last two columns of the tables below give information regarding the Common Stock beneficially owned by the nominee or director as of the close of business on April 15, 1998. The percentages in the last column were computed by dividing the number of shares beneficially owned by the total of (i) the estimated number of shares of Common Stock which would have been outstanding had all $.10 par value shares been exchanged for Common Stock and (ii) the number of shares of Common Stock, if any, which the named nominee or director was entitled to acquire within 60 days of April 15, 1998 through the exercise of stock options.

Nominees for Election as Directors

     Information regarding the nominees for election as directors is set forth below:

                                                                                                       Common
                                                                                                       Shares           Percent
                                                                                    Director        Beneficially          of
     Name                      Age             Principal Occupation                   Since             Owned            Class

William A. Bassett             61              Chairman of the Board,                 1980          289,709(1)           9.50
                          President and Chief Executive
                                               Officer of the Company

William H. Allen, Jr.          62              Vice Chairman of the Board,            1995             4,000(2)          ----
                                               NationsBank N.A. (South)

Thomas L. Dusthimer            63              Consultant to and Director of          1997             1,000(2)          ----
                                               Society National Bank

     (1) Includes 124,997 optioned shares which may be acquired within 60 days and 5,016 shares held as Trustee of the trust established under the Company's Stock Plan for Non-Employee Directors (the "Trust"). Mr. Bassett disclaims beneficial ownership of the shares he holds as Trustee. (2) Excludes shares held in the Trust for his account.

     Mr. Bassett has been President of the Company since 1980, Chief Executive Officer since February 1993 and Chairman of the Board since January 1994.

     Mr. Allen has been Vice Chairman of the Board of NationsBank N.A. (South) since December 1995 and previously served as Chairman of the Board and Chief Executive Officer of Intercontinental Bank. Mr. Allen is also a director of American Bankers Life Insurance Company and Winsloew Furniture, Inc.

     Mr. Dusthimer was appointed to the Board of Directors in July 1997. Since 1992 he has served as a consultant to and director of Society National Bank (Elkhart, Indiana District). From 1973 until his retirement in 1992, Mr. Dusthimer served in various executive positions, including President, Chief Executive Officer and Chairman, with Ameritrust Indiana Corporation and Ameritrust National Bank.

     The nomination of the above persons for the office of director originated with the present Board of Directors. Such persons have advised the Company that they are willing to serve as directors for the term for which they are standing for election. If at the time of the meeting any of the nominees should be unable or unwilling to serve as a director for any reason, it is intended that the enclosed proxy will be voted for the election of such person, if any, as is designated by the Board of Directors to replace such nominee, unless the proxy withholds authority to vote for nominees.

      The Board of Directors recommends a vote FOR the foregoing nominees.

Directors Whose Terms Continue After the Meeting

     Information regarding the directors whose terms of office continue after the annual meeting is set forth below:

                                                                                                       Common
                                                                                     Present           Shares           Percent
                                                                   Director           Term          Beneficially          of
        Name             Age     Principal Occupation                Since           Expires            Owned            Class
        ----------------------------------------------------------------------------------------------------------------------

Michael K. Solomon       48      Vice President, Treasurer           1987             1999             76,961(1)         2.60
                                 and Chief Financial Officer
                                 of the Company

Jerome B. Lieber         77      Senior Counsel -                    1961             1999             10,965(2)(3)      ----
                                 Klett Lieber Rooney & Schorling,
                                 a Professional Corporation,
                                 Attorneys at Law

Joseph N. Ellis          69      Management Consultant               1993             2000               2,000(3)        ----

Ellen Downey             45      Private Investor                    1997             2000               1,250(3)        ----


     (1) Includes 35,329 optioned shares which may be acquired within 60 days.
     (2) Includes 4,033 shares held in a charitable trust as to which Mr. Lieber disclaims beneficial ownership.
     (3) Excludes shares held in the Trust for his or her account.

     Mr. Solomon has been Vice President of the Company since November 1994 and Treasurer and Chief Financial Officer of the Company since 1985.

     Mr. Lieber has been Secretary of the Company since 1961. He is a Senior Counsel to the law firm of Klett Lieber Rooney &Schorling, a Professional Corporation, Pittsburgh, Pennsylvania, which serves as general counsel to the Company.
Mr. Lieber previously had been a senior partner in that firm.
     Mr. Ellis founded La Salle-Deitch Co., Inc., a distributor of products for the manufactured housing and recreational vehicle industries, in 1963 and served as its President, Chief Executive Officer and Chairman from 1971 until his retirement in 1992.

     Ms. Downey was elected to the Board of Directors at the annual meeting in May 1997. She was employed by Ryder System, Inc. in various financial positions from 1978 to 1991 and from 1991 to 1993 served as Vice President and Treasurer of that company.

     At April 15, 1998, the officers and directors of the Company as a group had sole or shared voting or investment power as to 218,808 shares of the Company's Common Stock, which together with 168,327 optioned shares that could be acquired within 60 days after April 15, 1998, would constitute 12.5% of the total shares then outstanding, assuming that all of the old $.10 par value shares had been exchanged for Common Stock and that the optioned shares were outstanding.



                              DIRECTOR COMPENSATION

     Directors who are not employees of the Company are paid a fee of $10,000 per year for their services as directors. The fee is paid quarterly in shares of the Company's Common Stock valued at their closing price on the American Stock Exchange on the third business day following the release of sales and earnings for the preceding fiscal year. Under the Company's Stock Plan for Non-Employee Directors, such directors may elect to defer receipt of their shares, until after they leave the Board, by having them delivered to the trust established under the Plan.


                             PRINCIPAL STOCKHOLDERS

     See "Election of Directors" above for the stockholding of William A. Bassett, Chairman of the Board, President and Chief Executive Officer of the Company.

     FMRCorp. of Boston, Massachusetts, has furnished the Company a copy of its
Schedule 13G dated February 14, 1998 in which it reported that as of December 31, 1997 Fidelity Management & Research Company, a wholly-owned subsidiary of FMR Corp. and a registered investment adviser, had sole investment power with respect to 302,332 shares (10.31%) of the Company's Common Stock.

     First Manhattan Co. of New York, New York has furnished the Company a copy of its Schedule 13G dated February 9, 1998 in which it reported beneficial ownership of a total of 189,675 shares (6.47%) of the Company's Common Stock including sole power to vote and dispose of 6,250 shares, shared power to vote 175,386 shares and shared power to dispose of 183,425 shares. First Manhattan is a registered broker-dealer and investment adviser.

     Heartland Advisors, Inc. of Milwaukee, Wisconsin, a registered investment adviser, has furnished the Company a copy of its Schedule 13G dated January 23, 1998 in which it reported that it had sole voting and dispositive power with respect to 250,000 shares (8.53%) of the Company's Common Stock.


                             EXECUTIVE COMPENSATION


Certain Transactions

     In September 1997, the Company bought 21,702 shares of the Company's Common Stock from the President, William A. Bassett, for $211,595 to aid Mr. Bassett in the payment of taxes resulting from the exercise of stock options.

Employment Agreement

     The Company has an employment agreement with William A. Bassett which will expire July 1, 2004 and provides for an annual salary of not less than $214,200.

Annual Compensation and Stock Options

     The following table shows the compensation of the named executive officers of the Company for each of the last three fiscal years.

                           SUMMARY COMPENSATION TABLE

                                                                                             Long-Term
                                                                                           Compensation
                                                      Annual Compensation                      Awards
                                           -----------------------------------------       ------------
     Name and                  Fiscal                                                        Optioned              All Other
Principal Position             Year        Salary($)(1)     Bonus ($)      Other($)(2)       Shares(#)        Compensation($)(3)
--------------------------------------------------------------------------------------------------------------------------------

William A. Bassett             1997           249,712        123,000         87,723            ----                 34,745
Chairman of the Board,         1996           236,156        156,000            *            41,666(4)              34,745
President and Chief            1995           224,910         58,234            *              ----                 34,745
Executive Officer

Michael K. Solomon             1997           112,370          25,550           *              ----                  ----
Vice President, Treasurer      1996           107,000          28,940        27,106          16,666(4)               ----
and Chief Financial Officer    1995           104,500          14,558           *              ----                  ----

     (1) The fiscal year 1997 was a 53-week fiscal period. (2) Medical/dental reimbursement plan payments, country club memberships, personal use of Company vehicles, and payments made in accordance with Company policy for disqualifying sales of Common Stock acquired upon the exercise of a qualified stock option. For 1997, payment to Mr. Bassett for such sales was $84,289, which provided a net benefit to the Company of $26,333. For 1996, payment to Mr. Solomon for such sales was $18,059, which provided a net benefit to the Company of $11,919. An asterisk indicates that the total of other annual compensation for that year was less than 10% of salary and bonus for that year.
     (3) Premiums paid by the Company on life and long-term disability insurance policies.
     (4) As adjusted for the four-for-three stock split in June 1996 and the five-for-four stock split in June 1997.

     The following table sets forth information concerning the exercise of stock options during 1997 by the named executive officers and the value of their unexercised, in-the-money stock options at the end of that fiscal year (January 3, 1998). All options outstanding at January 3, 1998, except for those granted after the fiscal year 1995, were exercisable at any time prior to their respective expiration dates.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                                                                     Value of
                                 Shares Acquired                Value                 Optioned Shares               Options at
Name                               on Exercise               Realized($)               at 1/3/98(#)                1/3/98($)(1)
-------------------------------------------------------------------------------------------------------------------------------

William A. Bassett                  24,998(2)                  194,380                   116,664(3)                   843,900
                                                                                           25,000(4)                   87,500

Michael K. Solomon                   7,500(2)                   63,222                     39,996(3)                  274,311
                                                                                           10,000(4)                    35,000

     (1) Assumes a market value of $9.50 per share, which was the last reported sale price on the American Stock Exchange on January 2, 1998.
     (2) As adjusted for the five-for-four stock split in June 1997. (3) Exercisable.
     (4) Unexercisable.

     The Company's medical and dental reimbursement plan provides reimbursement to the corporate and certain divisional officers of the Company and their dependents (as defined in Section 152 of the Internal Revenue Code) for their medical and dental expenses. Benefits under the plan are limited to 10% of the participant's compensation during the plan year. The plan also prohibits any participant from receiving "double reimbursement", i.e. if a participant receives reimbursement from another source, he or she must remit to the Company benefits received under the plan.

     The Company's 1984 Incentive Stock Option Plan, which expired February 22, 1994, authorized the granting to key employees of options to purchase up to 643,981 shares (as adjusted for stock splits) of the Company's Common Stock. The purchase price of optioned shares is the fair market value of the Common Stock on the date of grant, and the maximum term of the options is ten years; in the case of options granted to employees who owned more than 10% of the outstanding Common Stock, however, the purchase price was 110% of the fair market value of the Common Stock on the date of grant and the term of the options is five years. The number of optioned shares and the purchase price per share are subject to adjustment for stock splits, stock dividends, reclassifications and the like.

     On April 3, 1995 the Board of Directors adopted, and on June 5, 1995 the stockholders approved, the Company's 1995 Incentive Stock Option Plan (the "1995 Plan") which has a term of ten years. The 1995 Plan authorizes the issuance of up to 416,665 shares (as adjusted for stock splits) of Common Stock pursuant to stock options granted to key employees of the Company. The purchase price of optioned shares must be the fair market value of the Common Stock on the date of grant, and the maximum term of the options is ten years; in the case of options granted to employees who own more than 10% of the outstanding Common Stock, however, the purchase price must be 110% of the fair market value of the Common Stock on the date of grant and the term of the option cannot exceed five years. The number of shares that may be issued under the 1995 Plan, the number of optioned shares and the purchase price per share are subject to adjustment for stock splits, stock dividends, reclassifications and the like.

Board of Directors' Report On Executive Compensation

     The Board of Directors sets and approves the salaries of the executive officers of the Company on an annual basis. In determining the salaries, the Board considers the size of the Company, its performance during the previous fiscal year, the responsibilities and performance of the executive officer, and such other factors as the directors may wish to consider. No pre-determined formula or guidelines are used, and no specific weight is given to any one factor.

     The Board has also granted stock options to executive officers and other key employees as a means of further motivating them to exert their best efforts on behalf of the Company.

     The salary of Mr. Bassett, Chief Executive Officer of the Company, for the fiscal year 1997 was determined by the Board of Directors upon consideration of his and the Company's performance during the previous fiscal year, the responsibilities of that office, and Mr. Bassett's contributions to the growth and development of the Company. No specific weight was given to any one of the factors considered.

       William A. Bassett         William H. Allen, Jr.        Joseph N. Ellis
       Michael K. Solomon         Jerome B. Lieber

               PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION
                   TO INCREASE THE NUMBER OF AUTHORIZED SHARES

     On February 23, 1998 the Board of Directors of the Company adopted a resolution declaring it advisable to amend Article 5 of the Articles of Incorporation of the Company by increasing the number of authorized shares of Common Stock of the par value of $.20 per share from 5,000,000 to 10,000,000 to provide shares for future stock options, possible acquisitions and other corporate requirements. The Board directed that the proposed amendment be submitted to a vote of the stockholders at the annual meeting.

     The proposed amendment will result in increasing the number of shares of Common Stock authorized but unissued from 973,618 to 5,973,618 giving consideration to unexercised stock options. The additional shares will be available for issuance at the discretion of the Board of Directors from time to time for any proper corporate purpose, generally without further action of the stockholders. There are no present agreements, understandings or plans with respect to the issuance of additional shares.

     There are no preemptive rights with respect to the additional shares of Common Stock to be authorized.

     Adoption of the proposed amendment will require the affirmative vote of a majority of the votes cast thereon by the stockholders.

                   The Board of Directors recommends that stockholders vote FOR the proposed amendment.


                                PERFORMANCE GRAPH

     Set forth below are a graph and table which compare the value for the five calendar years ended December 31, 1997 of $100 invested at the close of trading on December 31, 1992, in each of the three investment alternatives: (a) the Company's Common Stock, (b) the 'Russell 2000' Index, and (c) the 'S & P 500' Index. The graph has been prepared assuming the reinvestment of all cash dividends paid during the period. The Company is not able to identify a peer group for comparison purposes.

                                   [GRAPHIC]

IN THE PRINTED VERSION THERE APPEARS A LINE GRAPH WITH THE FOLLOWING POINTS
DEPICTED:

              12/92     12/93     12/94     12/95     12/96     12/97
              -----     -----     -----     -----     -----     -----
Decorator      100       116       102       115       225       236

S&P 500        100       110       112       153       189       252

Russell 2000   100       119       117       150       175       215

                             DISCRETIONARY AUTHORITY

     At the time of mailing copies of this proxy statement to stockholders, the election of directors and the proposal to amend the Articles of Incorporation are the only matters known by Management that will be presented for action at the annual meeting of stockholders. Should any other matters come before the meeting, action may be taken thereon pursuant to proxies in the form enclosed, which confer discretionary authority upon the persons named therein or their substitutes with respect to any such business which may properly come before the meeting.

                             CONCERNING THE AUDITORS

     Louis Plung &Company are the independent public accountants of the Company. Representatives of such firm are expected to be in attendance at the annual meeting and will have the opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.


                                OTHER INFORMATION

     The Board of Directors has no nominating, compensation or similar committee other than the Stock Option Committee. The Board's Audit Committee is composed of Joseph N. Ellis, Ellen Downey and Thomas L. Dusthimer. The Audit Committee reviews the overall plan of the annual independent audit, the financial statements, the scope of audit procedures, the performance of the Company's independent accountants and internal auditors, and the auditors' evaluation of internal controls.

     During the fiscal year 1997, the Board of Directors held six meetings, the Audit Committee held two meetings, and the Stock Option Committee held one meeting.

     Shareholder proposals intended to be presented at the 1999 annual meeting must be received by the Company prior to January 9, 1999 to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting.


                                    By Order of the Board of Directors


                                             JEROME B. LIEBER
                                                Secretary

PRELIMINARY COPY







                           DECORATOR INDUSTRIES, INC.

         PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 12, 1998


     The undersigned hereby appoints Jerome B. Lieber, Michael K. Solomon and Joseph N. Ellis, and each of them (with full power to act without the others and with full power of substitution), the attorney and proxy of the undersigned to attend the Annual Meeting of the Stockholders of Decorator Industries, Inc., to be held on the 40th Floor, One Oxford Centre, Pittsburgh, Pennsylvania 15219, at 9:30 A.M., E.D.S.T., on June 12, 1998, and any adjournment thereof, and to vote the number of shares of Common Stock of the Company which the undersigned is entitled to vote with all the power the undersigned would possess if personally present.

     The proxies are directed to vote as set forth herein. If no direction is indicated, the shares represented by this proxy will be voted FOR the election of the nominees named herein, either by the same number of votes being cast for each nominee or cumulatively, in the discretion of the named proxies, and FOR the proposed amendment to the Articles of Incorporation. If any of the named nominees is unavailable for election, such shares may be voted for such substitute nominee as may be designated by the Board of Directors.

The Solicitation of This Proxy is Made On Behalf of the Board of Directors.

Please sign and Date This Proxy on the Reverse Side and Return it in the Enclosed Envelope.

                           (continued on reverse side)


--------------------------------------------------------------------------------
                             ^FOLD AND DETACH HERE^

                                                       Please mark
                                                       your votes as
                                                       indicated in    [X]
                                                       this example




1.    ELECTION OF DIRECTORS

           For         Withhold     The Board recommends a vote                       2.  AMENDMENT TO ARTICLES OF INCORPORATION
       All nominees    Authority     FOR the nominees listed below.                       INCREASING THE NUMBER OF AUTHORIZED
       named herein    to vote                                                            COMMON SHARES FROM 5 MILLION TO 10 MILLION
                       for all      Nominees: William A. Bassett, William H. Allen
                       nominees               and Thomas L. Dusthimer
         [  ]           [  ]                                                          The Board recommends a vote FOR the amendment.

                       Instruction: To withhold authority to vote for any              For          Against        Abstain
                                    Individual nominee, strike through that            [  ]         [  ]           [  ]
                                    nominee's name above.


3.  In their discretion, upon such other matters as                                   The undersigned hereby acknowledges receipt of
    may properly come before the meeting.                                             the Annual Report for the fiscal year ended
                                                                                      January 3, 1998 and the notice of Annual
                                                                                      Meeting and Proxy Statement for the 1998
                                                                                      Annual Meeting of Stockholders.


                                                                                      Please sign exactly as name appears hereon.
                                                                                      If signing in a fiduciary or representative
                                                                                      capacity, please give full title as such. If
                                                                                      shares are registered in more than one name,
                                                                                      all holders must sign. If signature is for a
                                                                                      corporation please sign full corporate name by
                                                                                      authorized officer.

                                                                                      Dated:_________________________________, 1998

                                                                                      _____________________________________________
                                                                                            Signature(s) of Stockholder(s)



--------------------------------------------------------------------------------
                             ^FOLD AND DETACH HERE^



                                     (LOGO)


                           DECORATOR INDUSTRIES, INC.
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 12, 1998




                 YOUR VOTE IS IMPORTANT TO US. PLEASE COMPLETE,
                  DATE AND SIGN THE ABOVE PROXY CARD AND RETURN
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